                                                                    EXHIBIT 99.8

                         PRO FORMA FINANCIAL STATEMENTS

     The accompanying pro forma financial statements have been prepared to reflect the following transactions:

     - The contribution to us by our parent, American Natural Resources Company, of the common stock of El Paso Great Lakes Inc. ("EPGL");

     - The issuance of $300 million of senior notes, the proceeds from which will be used, in part, to repay intercompany obligations; and

     - The distribution, by us and EPGL, of intercompany receivables from affiliates.

     The historical financial statements for which these pro forma financial statements have been prepared include the consolidated balance sheets of ANR Pipeline Company ("ANR") and EPGL as of September 30, 2002, and December 31, 2001, as well as the income statements for the nine months ended September 30, 2002 and 2001, and for the years ended December 31, 2001 and 2000. These pro forma statements are unaudited. The pro forma balance sheet of ANR as of September 30, 2002, was derived from the balance sheet presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and the balance sheet as of December 31, 2001 was derived from our 2001 Annual Report on Form 10-K. These balance sheets reflect the transactions discussed above as though they occurred on the balance sheet date. We derived the income statements of ANR for the nine months ended September 30, 2002 and 2001, from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and the income statements for the years ended December 31, 2001 and 2000, from our 2001 Annual Report on Form 10-K. These income statements include the impacts of the above transactions as though they occurred on January 1, 2000.

     These pro forma financial statements were prepared under rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. You should not assume that these pro forma financial statements are indicative of future results or the results we would have achieved had the transactions occurred at the dates presented.

     You should read these pro forma financial statements in conjunction with the historical financial statements of ANR included in our 2001 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The pro forma adjustments we have made in these statements require us to use estimates and assumptions based on currently available information, which include estimates of income taxes (where we assumed a statutory rate for all periods) and interest rates (where we assumed a fixed rate of 9.5 percent for all periods). We believe our estimates and assumptions are reasonable, and that the significant effects of the transactions discussed above have been properly reflected in these pro forma financial statements. Actual results may differ from the estimates and assumptions used.

                              ANR PIPELINE COMPANY

                     UNAUDITED PRO FORMA INCOME STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                              ANR           EPGL             EPGL           EPGL        ANR EPGL      PRO FORMA    PRO FORMA
                           HISTORICAL   HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                           ----------   -------------   --------------   -----------   -----------   -----------   ---------
Operating revenues.......     $400           $--             $--             $--          $400          $ --         $400
                              ----           ---             ---             ---          ----          ----         ----
Operating expenses
  Operation and
     maintenance.........      192            --              --              --           192            --          192
  Depreciation, depletion
     and amortization....       27            --              --              --            27            --           27
  Taxes, other than
     income taxes........       22            --              --              --            22            --           22
                              ----           ---             ---             ---          ----          ----         ----
                               241            --              --              --           241            --          241
                              ----           ---             ---             ---          ----          ----         ----
Operating income.........      159            --              --              --           159            --          159
Earnings from
  unconsolidated
  affiliates.............        1            49              --              49            50            --           50
Other income.............        4            --              --              --             4            --            4
Non-affiliated interest
  and debt expense.......      (31)           --              --              --           (31)          (21)(c)      (52)
Affiliated interest
  income, net............        3             1              (1)             --             3            (1)(d)        2
                              ----           ---             ---             ---          ----          ----         ----
Income before income
  taxes..................      136            50              (1)             49           185           (22)         163
Income taxes.............       49            17              --              17            66            (8)(e)       58
                              ----           ---             ---             ---          ----          ----         ----
Income from continuing
  operations.............     $ 87           $33             $(1)            $32          $119          $(14)        $105
                              ====           ===             ===             ===          ====          ====         ====

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

                     UNAUDITED PRO FORMA INCOME STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                 (IN MILLIONS)

                                   ANR           EPGL             EPGL           EPGL        ANR EPGL      PRO FORMA    PRO FORMA
                                HISTORICAL   HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                                ----------   -------------   --------------   -----------   -----------   -----------   ---------
Operating revenues............     $466           $--             $ --           $ --          $466          $ --         $466
                                   ----           ---             ----           ----          ----          ----         ----
Operating expenses
  Operation and maintenance...      239            --               --             --           239            --          239
  Merger-related costs........      180            --               --             --           180            --          180
  Depreciation, depletion and
     amortization.............       27            --               --             --            27            --           27
  Taxes, other than income
     taxes....................       20            --               --             --            20            --           20
                                   ----           ---             ----           ----          ----          ----         ----
                                    466            --               --             --           466            --          466
                                   ----           ---             ----           ----          ----          ----         ----
Operating income..............       --            --               --             --            --            --           --
Earnings from unconsolidated
  affiliates..................        9            41               --             41            50            --           50
Other income..................        3            --               --             --             3            --            3
Non-affiliated interest and
  debt expense................      (32)           --               --             --           (32)          (21)(c)      (53)
Affiliated interest income,
  net.........................        4             3               (3)            --             4            (1)(d)        3
                                   ----           ---             ----           ----          ----          ----         ----
Income (loss) before income
  taxes.......................      (16)           44               (3)            41            25           (22)           3
Income taxes..................       (6)           16               (1)            15             9            (8)(e)        1
                                   ----           ---             ----           ----          ----          ----         ----
Income (loss) from continuing
  operations..................     $(10)          $28             $ (2)          $ 26          $ 16          $(14)        $  2
                                   ====           ===             ====           ====          ====          ====         ====

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

                     UNAUDITED PRO FORMA INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (IN MILLIONS)

                                   ANR           EPGL             EPGL           EPGL        ANR EPGL      PRO FORMA    PRO FORMA
                                HISTORICAL   HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                                ----------   -------------   --------------   -----------   -----------   -----------   ---------
Operating revenues............     $613           $--             $ --           $ --          $ 613         $ --         $613
                                   ----           ---             ----           ----          -----         ----         ----
Operating expenses
  Operation and maintenance...      304            --               --             --            304           --          304
  Merger-related costs........      359            --               --             --            359           --          359
  Depreciation, depletion and
     amortization.............       35            --               --             --             35           --           35
  Taxes, other than income
     taxes....................       28            --               --             --             28           --           28
                                   ----           ---             ----           ----          -----         ----         ----
                                    726            --               --             --            726           --          726
                                   ----           ---             ----           ----          -----         ----         ----
Operating loss................     (113)           --               --             --           (113)          --         (113)
Earnings from unconsolidated
  affiliates..................       12            55               --             55             67           --           67
Other income..................       17            --               --             --             17           --           17
Non-affiliated interest and
  debt expense................      (41)           --               --             --            (41)         (29)(c)      (70)
Affiliated interest income,
  net.........................        5             3               (3)            --              5           (2)(d)        3
                                   ----           ---             ----           ----          -----         ----         ----
Income (loss) before income
  taxes.......................     (120)           58               (3)            55            (65)         (31)         (96)
Income taxes..................      (46)           20               (1)            19            (27)         (11)(e)      (38)
                                   ----           ---             ----           ----          -----         ----         ----
Income (loss) from continuing
  operations..................     $(74)          $38             $ (2)          $ 36          $ (38)        $(20)        $(58)
                                   ====           ===             ====           ====          =====         ====         ====

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

                     UNAUDITED PRO FORMA INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (IN MILLIONS)

                                   ANR           EPGL             EPGL           EPGL        ANR EPGL      PRO FORMA    PRO FORMA
                                HISTORICAL   HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                                ----------   -------------   --------------   -----------   -----------   -----------   ---------
Operating revenues............     $621           $--             $ --           $ --          $621          $  --        $621
                                   ----           ---             ----           ----          ----          -----        ----
Operating expenses
  Operation and maintenance...      341            --               --             --           341             --         341
  Depreciation, depletion and
     amortization.............       39            --               --             --            39             --          39
  Taxes, other than income
     taxes....................       17            --               --             --            17             --          17
                                   ----           ---             ----           ----          ----          -----        ----
                                    397            --               --             --           397             --         397
                                   ----           ---             ----           ----          ----          -----        ----
Operating income..............      224            --               --             --           224             --         224
Earnings from unconsolidated
  affiliates..................       13            51               --             51            64             --          64
Other income..................       16            --               --             --            16             --          16
Non-affiliated interest and
  debt expense................      (42)           --               --             --           (42)           (29)(c)     (71)
Affiliated interest income,
  net.........................        4             2               (2)            --             4             (2)(d)       2
                                   ----           ---             ----           ----          ----          -----        ----
Income before income taxes....      215            53               (2)            51           266            (31)        235
Income taxes..................       76            16               (1)            15            91            (11)(e)      80
                                   ----           ---             ----           ----          ----          -----        ----
Income from continuing
  operations..................     $139           $37             $ (1)          $ 36          $175          $ (20)       $155
                                   ====           ===             ====           ====          ====          =====        ====

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                ANR           EPGL             EPGL           EPGL        ANR EPGL      PRO FORMA    PRO FORMA
                             HISTORICAL   HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                             ----------   -------------   --------------   -----------   -----------   -----------   ---------
                                                            ASSETS
Current assets
  Cash and cash
    equivalents............    $   --         $ --            $  --           $ --         $   --         $ 300(f)    $   33
                                                                                                           (267)(g)
  Accounts and notes
    receivable, net........       481          128             (128)            --            481          (400)(h)      348
                                                                                                            267(g)
  Other....................        70           --               --             --             70            --           70
                               ------         ----            -----           ----         ------         -----       ------
    Total current assets...       551          128             (128)            --            551          (100)         451
                               ------         ----            -----           ----         ------         -----       ------
Property, plant and
  equipment, net...........     1,378           --               --             --          1,378            --        1,378
                               ------         ----            -----           ----         ------         -----       ------
Other assets
  Investments in
    unconsolidated
    affiliates.............         3          316               --            316            319            --          319
  Other....................         3           --               --             --              3            --            3
                               ------         ----            -----           ----         ------         -----       ------
    Total assets...........    $1,935         $444            $(128)          $316         $2,251         $(100)      $2,151
                               ======         ====            =====           ====         ======         =====       ======

                                             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable.........    $  137         $ --            $  --           $ --         $  137         $  --       $  137
  Other....................       119            9               --              9            128            --          128
                               ------         ----            -----           ----         ------         -----       ------
    Total current
      liabilities..........       256            9               --              9            265            --          265
                               ------         ----            -----           ----         ------         -----       ------
Long-term debt.............       498           --               --             --            498           300(f)       798
                               ------         ----            -----           ----         ------         -----       ------
Other liabilities
  Deferred income taxes....       141           78               --             78            219            --          219
  Payable to affiliates....       200           --               --             --            200            --          200
  Other....................        57           --               --             --             57            --           57
                               ------         ----            -----           ----         ------         -----       ------
                                  398           78               --             78            476            --          476
                               ------         ----            -----           ----         ------         -----       ------
Commitments and
  contingencies
Stockholders' equity
  Common stock.............        --           --               --             --             --            --           --
  Additional paid-in
    capital................       468          164               --            164            632           (20)(h)      612
  Retained earnings........       315          193             (128)            65            380          (380)(h)       --
                               ------         ----            -----           ----         ------         -----       ------
    Total stockholders'
      equity...............       783          357             (128)           229          1,012          (400)         612
                               ------         ----            -----           ----         ------         -----       ------
    Total liabilities and
      stockholders'
      equity...............    $1,935         $444            $(128)          $316         $2,251         $(100)      $2,151
                               ======         ====            =====           ====         ======         =====       ======

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)

                                                                                               ANR
                               ANR              EPGL             EPGL           EPGL          EPGL        PRO FORMA    PRO FORMA
                            HISTORICAL      HISTORICAL(A)   ADJUSTMENTS(B)    ADJUSTED      COMBINED     ADJUSTMENTS   COMBINED
                            ----------      -------------   --------------   -----------   -----------   -----------   ---------
                                                             ASSETS
Current assets
  Cash and cash
    equivalents...........    $   --            $ --            $  --           $ --         $   --         $ 300(f)    $   33
                                                                                                             (267)(g)
  Accounts and notes
    receivable, net.......       364             107             (107)            --            364          (400)(h)      231
                                                                                                              267(g)
  Other...................        41              --               --             --             41            --           41
                              ------            ----            -----           ----         ------         -----       ------
    Total current
      assets..............       405             107             (107)            --            405          (100)         305
                              ------            ----            -----           ----         ------         -----       ------
Property, plant and
  equipment, net..........     1,385              --               --             --          1,385            --        1,385
                              ------            ----            -----           ----         ------         -----       ------
Other assets
  Investments in
    unconsolidated
    affiliates............         3             297               --            297            300            --          300
  Other...................         6              --               --             --              6            --            6
                              ------            ----            -----           ----         ------         -----       ------
    Total assets..........    $1,799            $404            $(107)          $297         $2,096         $(100)      $1,996
                              ======            ====            =====           ====         ======         =====       ======

                                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable........    $  113            $ --            $  --           $ --         $  113         $  --       $  113
  Other...................        74              11               --             11             85            --           85
                              ------            ----            -----           ----         ------         -----       ------
    Total current
      liabilities.........       187              11               --             11            198            --          198
                              ------            ----            -----           ----         ------         -----       ------
Long-term debt............       498              --               --             --            498           300(f)       798
                              ------            ----            -----           ----         ------         -----       ------
Other liabilities
  Deferred income taxes...       134              69               --             69            203            --          203
  Payable to affiliates...       204              --               --             --            204            --          204
  Other...................        80              --               --             --             80            --           80
                              ------            ----            -----           ----         ------         -----       ------
                                 418              69               --             69            487            --          487
                              ------            ----            -----           ----         ------         -----       ------
Commitments and
  contingencies
Stockholders' equity
  Common stock............        --              --               --             --             --            --           --
  Additional paid-in
    capital...............       468             161               --            161            629          (116)(h)      513
  Retained earnings.......       228             163             (107)            56            284          (284)(h)       --
                              ------            ----            -----           ----         ------         -----       ------
    Total stockholders'
      equity..............       696             324             (107)           217            913          (400)         513
                              ------            ----            -----           ----         ------         -----       ------
    Total liabilities and
      stockholders'
      equity..............    $1,799            $404            $(107)          $297         $2,096         $(100)      $1,996
                              ======            ====            =====           ====         ======         =====       ======

 See the accompanying notes to these unaudited pro forma financial statements.

                              ANR PIPELINE COMPANY

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

a. This column reflects the historical financial information of EPGL and has been included to show the impact of the contribution to us by our parent of the common stock of EPGL.

b. This column represents adjustments made to the historical EPGL financial information. Prior to the contribution of EPGL to us, EPGL distributed all of its intercompany receivables to its then parent company, American Natural Resources Inc. The pro forma income statement adjustments reflect the elimination of EPGL's affiliated interest income associated with these receivables in each period. The pro forma balance sheet adjustments reflect the distribution of these receivable amounts based on the balances of these receivables at the respective balance sheet dates.

c. To record an increase in interest expense associated with the issuance of $300 million of senior notes (the "Notes"), using an estimated interest rate of 9.5%. If the interest rate were to increase or decrease by 1/8th of one percent, the impact on our pro forma interest expense would be less than $1 million.

d. To record the impact on affiliated interest income of the distribution of $400 million of affiliated receivables and the payment of $267 million of affiliated payables that occurred as part of the transaction. The assumed interest rate on these amounts for all periods presented was 1.8%.

e. To record income taxes at the statutory income tax rate of approximately 37 percent.

f. To record the receipt of $300 million from the issuance of the Notes. Transaction fees of approximately $8 million will be paid from the gross proceeds, and have not been reflected in these pro forma financial statements.

g. To use a portion of the proceeds from the Notes to repay $267 million of intercompany payables.

h. To record the distribution of $400 million of intercompany receivables to our parent.